UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2019
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LIFEVANTAGE CORPORATION (Exact name of registrant as specified in its charter)
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Delaware	001-35647	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9785 S. Monroe Street, Suite 400, Sandy, UT 84070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (801) 432-9000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On February 1, 2019, LifeVantage Corporation (the “Company”) entered into a Second Loan Modification Agreement (“Amendment No. 2”) with Zions Bancorporation, N.A., dba Zions First National Bank (“Zions Bank”), which modifies the Loan Agreement dated March 30, 2016, as amended, between Zions Bank and the Company (“Credit Facility”). The Second Modification provides, in part, for an increase to the revolving line of credit under the Credit Facility to $5,000,000 and decreases in the required minimum working capital and fixed charge coverage ratio covenants.
The foregoing description of the terms of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Loan Modification Agreement, a copy of which is attached hereto as Exhibit 10.1. The description of the terms of the Credit Facility are incorporated by reference herein from the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2016.
Item 2.02.    Results of Operations and Financial Condition.
On February 4, 2019, the Company issued a press release announcing its financial results for the three and six months ended December 31, 2018. A copy of the Company’s press release is attached as Exhibit 99.1 to this report and incorporated by reference.
The information furnished in this Item 2.02 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
To the extent required by Item 2.03 of Form 8-K, the information regarding Amendment No. 2 set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.
Item 8.01.    Other Events.
On February 4, 2019, the Company issued a press release that included an announcement that its board of directors has approved an increase in the amount available under the Company’s previously announced repurchase authorization, from a total of $5 million to a total of up to $15 million in shares of the Company’s common stock. A copy of the press release is attached as Exhibit 99.1 to this report.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Second Loan Modification Agreement dated February 1, 2019 by and between Zions Bank and the Company.
99.1
Press Release issued by the Company on February 4, 2019, announcing its financial results for the three and six months ended December 31, 2018 and an increase in the amount available for repurchase under the Company’s previously announced stock repurchase authorization.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	February 4, 2019	By:	LIFEVANTAGE CORPORATION /s/ Steven R. Fife
		Name:	Steven R. Fife
		Title:	Chief Financial Officer